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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):

DECEMBER 5, 1996
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ROSE INTERNATIONAL LTD.
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(Exact name of registrant as specified in its charter)



DELAWARE                                0-28720               73-1479833
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation)                                      Identification No.)



601 ONEOK PLAZA, 100 WEST FIFTH STREET, TULSA, OKLAHOMA  74103
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(Address of principal executive offices)

Registrant's telephone number, including area code (918) 582-1788

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                             ROSE INTERNATIONAL LTD.

ITEM 4.  Changes in Registrant's Certifying Accountant

(a) On December 5, 1996, the Board of Directors of Rose International Ltd. (the "Company") approved the appointment of Guest & Company, as the independent auditors of the Company for the year ending December 31, 1996 and also approved the dismissal of BDO Seidman, LLP ("BDO") as the Company's independent auditors.

(b) During the year ended December 31, 1995 and for the subsequent interim periods preceding the dismissal of BDO, there were no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of BDO, would have caused it to make reference in its report to the subject matter of the disagreement.

(c) BDO's report on the financial statements of the Company for the year ended December 31, 1995 did not contain an adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Company has requested BDO to furnish it with a letter addressed to the Securities and Exchange Commission stating whether BDO agreed with the statements made by the Company herein and, if not, stating the respects in which it does not agree. Said letter is filed as Exhibit 16 to this Form 8-K.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         ROSE INTERNATIONAL LTD.



                                         By: /s/ G. David Gordon
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                                         G. David Gordon
                                         President



Date:  December 11, 1996